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                                                                   EXHIBIT 10.38

                                   DEMAND NOTE

                           Philadelphia, Pennsylvania

                            Dated: September 25, 1997

$1,500,000.00

         FOR VALUE RECEIVED AND INTENDING TO BE LEGALLY BOUND, the undersigned ("Borrower"), hereby promises to pay to the order of CORESTATES BANK, N.A. ("Bank"), ON DEMAND after the date hereof the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000.00), or such greater or lesser principal amount as may be outstanding from time to time under the line of credit established by Bank for the benefit of Borrower pursuant to the terms of that certain Loan Agreement of even date herewith between Borrower and Bank (such Loan Agreement, as the same may be amended, supplemented or restated from time to time, being the "Loan Agreement"), together with interest thereon, upon the following terms:

         1. Line Note. This Demand Note is the "Line Note" as defined in the Loan Agreement and, as such, shall be construed in accordance with all terms and conditions thereof. Capitalized terms not defined herein shall have such meaning as provided in the Loan Agreement. This Note is entitled to all the rights and remedies provided in the Loan Agreement and the Loan Documents and is secured by all Collateral as described therein.

         2. Interest Rate. Interest on the unpaid principal balance hereof will accrue from the date of advance until final payment thereof at the rate per annum which is equal to one half of one percent (1/2 of 1%) in excess of the Prime Rate in effect from time to time (such interest rate to change immediately upon any change in the Prime Rate).

         3. Default Interest. Interest will accrue on the outstanding principal amount hereof following demand for the payment hereof or the occurrence of an Event of Default until paid at the Default Rate.

         4. Post Judgment Interest. Any judgment obtained for sums due hereunder or under the Loan Documents will accrue interest at the Default Rate until paid.

         5. Computation. Interest will be computed on the basis of a year of three hundred sixty (360) days and paid for the actual number of days elapsed.

         6. Interest Payments. Interest which accrues on the outstanding principal balance hereof at the applicable rate set forth above shall be due and payable monthly, in arrears, on the first day of each calendar month, commencing on the first day of the first calendar month following the date hereof.

         7. Place of Payment. Principal and interest hereunder shall be payable as provided

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in the Loan Agreement, or at such other place as Bank, from time to time, may designate in writing.

         8. Default; Remedies. Upon demand, Bank, at its option and without notice to Borrower, may declare immediately due and payable the entire unpaid balance of principal and all other sums due by Borrower hereunder or under the Loan Documents, together with interest accrued thereon at the applicable rate specified above. Payment thereof may be enforced and recovered in whole or in part at any time and from time to time by one or more of the remedies provided to Bank in this Note or in the Loan Documents or as otherwise provided at law or in equity, all of which remedies are cumulative and concurrent. THE INCLUSION OF EVENTS OF DEFAULT AND COVENANTS IN THE LOAN AGREEMENT SHALL NOT IN ANY WAY LIMIT THE DEMAND NATURE OF THIS NOTE. BORROWER UNDERSTANDS THAT BANK MAY MAKE DEMAND FOR PAYMENT AT ANY TIME FOR ANY OR NO REASON, WITHOUT REGARD TO WHETHER AN EVENT OF DEFAULT HAS OCCURRED.

         9. Waivers. Borrower and all endorsers, jointly and severally, waive presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, except for such notices, if any, as are expressly required to be delivered by Bank to Borrower under the Loan Agreement.

         10. Miscellaneous. If any provisions of this Note shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof. This Note has been delivered in and shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to the law of conflicts. This Note shall be binding upon Borrower and upon Borrower's, successors and assigns and shall benefit Bank and its successors and assigns. The prompt and faithful performance of all of Borrower's obligations hereunder, including without limitation, time of payment, is of the essence of this Note.

         11. Confession of Judgment. BORROWER HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR IN ANY OTHER JURISDICTION WHICH PERMITS THE ENTRY OF JUDGMENT BY CONFESSION, TO APPEAR FOR BORROWER AT ANY TIME AFTER DEMAND HEREUNDER AS PROVIDED ABOVE OR AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER THE LOAN AGREEMENT IN ANY ACTION BROUGHT AGAINST BORROWER ON THIS NOTE OR THE LOAN DOCUMENTS AT THE SUIT OF BANK, WITH OR WITHOUT COMPLAINT OR DECLARATION FILED, WITHOUT STAY OF EXECUTION, AS OF ANY TERM OR TIME, AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST BORROWER FOR THE ENTIRE UNPAID OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AND ALL OTHER SUMS TO BE PAID BY BORROWER TO OR ON BEHALF OF BANK PURSUANT TO THE TERMS HEREOF OR OF THE LOAN DOCUMENTS AND ALL ARREARAGES OF INTEREST THEREON, TOGETHER WITH ALL COSTS AND OTHER EXPENSES AND AN ATTORNEY'S COLLECTION COMMISSION OF FIFTEEN PERCENT (15%) OF THE

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AGGREGATE AMOUNT OF THE FOREGOING SUMS, BUT IN NO EVENT LESS THAN $5,000.00; AND
FOR SO DOING THIS NOTE OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT.

         THE AUTHORITY GRANTED HEREIN TO CONFESS JUDGMENT SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL PAYMENT IN FULL OF ALL THE AMOUNTS DUE HEREUNDER. BORROWER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED BY COUNSEL IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS NOTE AND THAT IT KNOWINGLY WAIVES ITS RIGHT TO BE HEARD PRIOR TO THE ENTRY OF SUCH JUDGMENT AND UNDERSTANDS THAT, UPON SUCH ENTRY, SUCH JUDGMENT SHALL BECOME A LIEN ON ALL REAL PROPERTY OF BORROWER IN THE COUNTY WHERE SUCH JUDGMENT IS ENTERED.

         IN WITNESS WHEREOF, Borrower, intending to be legally bound hereby, has caused this Note to be duly executed the day and year first above written.


                                  CECO FILTERS

                                  By:/s/ Steven I. Taub
                                     --------------------------
                                      Steven I. Taub, President